UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) APRIL 16, 2005

PROVENA FOODS INC.

(Exact name of registrant as specified in its charter)

California	1-10741	95-2782215
(State or other jurisdiction of incorporation	(Commission File Number)	(IRS employer Identification No.)

5010 Eucalyptus Avenue, Chino, California	91710
(Address of principal executive offices)	(Zip Code)

(909) 627-1082

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 2 - FINANCIAL INFORMATION

Item 2.02 Results of Operations and Financial Condition

The following is the text of a press release including registrant’s results for the year 2004 which registrant intends to have published on April 19, 2005.

FOR IMMEDIATE RELEASE -April 16, 2005 - CHINO, CA

PROVENA FOODS INC. REPORTS FOURTH QUARTER RESULTS AND DELAYS FILING

2004 ANNUAL REPORT

CHINO, Calif., Provena Foods Inc. (AMEX: PZA) had a net loss of $1,229,855 on sales of $51,809,941 for the year 2004 compared to net earnings of $16,729 on sales of $43,188,367 for 2003. Sales increased at both the meat and pasta divisions but both divisions contributed to the loss.

CONDENSED STATEMENT OF OPERATIONS (Unaudited)	Three Months Ended December 31,		Twelve Months Ended December 31,
	2004	2003	2004	2003
Net Sales	$13,980,767	13,311,108	51,809,941	43,188,367

Cost of Sales	13,377,026	12,299,358	49,817,990	39,347,880

Gross Profit	603,741	1,011,750	1,991,951	3,840,487

Operating Expenses:
Distribution	397,358	394,802	1,674,425	1,608,802
General and administrative	587,292	484,387	2,001,602	1,855,180

Operating Income (Loss)	(380,909)	132,561	(1,684,076)	376,505

Interest Income (Expense), net	(159,539)	(272,677)	(563,688)	(618,263)
Other Income, net	84,671	54,840	261,237	258,487

Earnings (Loss) before income taxes	(455,777)	(85,276)	(1,986,527)	16,729

Income tax expense (Benefit)	(430,472)	(42,504)	(756,672)	(1,504)

Net earnings (Loss)	$(25,305)	(42,772)	(1,229,855)	18,233

Earnings (Loss) per share:
Basic	$(0.01)	(0.01)	(0.38)	0.01

Diluted	$(0.01)	(0.01)	(0.38)	0.01

Weighted average number of shares outstanding:
Basic	3,306,755	3,207,508	3,262,055	3,183,842

Diluted	3,306,755	3,207,508	3,262,055	3,183,842

Because of the Company’s poor operating results, on March 28, 2005, Comerica Bank, the Company’s lender under its credit facility, demanded payment of the obligations under the credit facility and agreed to a forbearance from judicial action to collect the obligations expiring no later than December 15, 2005. On April 12,2005, the Company received a preliminary proposal from a new lender to provide the Company with a credit facility to replace Comerica. On April 13, 2005, the Company completed a sale and leaseback of its two pasta buildings, with the $5,554,246 of net proceeds to be used to pay down the credit facility. Because of these rapid developments, the Company was unable to complete and timely file its Form 10-K for 2004, but expects to file it early in the week of April 18, 2005.

Contact: Thomas J. Mulroney, Chief Financial Officer

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 18, 2005	PROVENA FOODS INC.

	By	/s/ Thomas J. Mulroney
Thomas J. Mulroney
Vice President and
Chief Financial Officer